EX-10.7

                             STOCKHOLDERS' AGREEMENT

                                  BY AND AMONG

                                HEMOBIOTECH, INC.

                                       AND

                        THE INVESTORS NAMED IN SCHEDULE I

                                       AND

                     THE COMMON HOLDERS NAMED IN SCHEDULE II

                                   Dated as of

                                October 31, 2003

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I     Covenants of the Company ..................................... 1

      1.1   Right of First Offer ........................................... 1

      1.2   Tag Along Rights ............................................... 3

      1.3   Registration Rights ............................................ 3

      1.4   Termination of Covenants ....................................... 4

ARTICLE II    Voting ....................................................... 4

      2.1   Size and Composition of Board of Directors ..................... 4

      2.2   Vacancies; Removal ............................................. 4

      2.3   Expense Reimbursement .......................................... 5

      2.4   Indemnification Agreements ..................................... 5

      2.5   Termination of Voting Covenants ................................ 5

ARTICLE III   General ...................................................... 5

      3.1   Notices ........................................................ 5

      3.2   Successors and Assigns ......................................... 6

      3.3   Severability ................................................... 6

      3.4   Entire Agreement; Amendments and Waivers ....................... 6

      3.5   Governing Law .................................................. 6

      3.6   Counterparts ................................................... 7

      3.7   Specific Performance ........................................... 7

      3.8   Aggregation of Stock ........................................... 7

                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS' AGREEMENT (this "AGREEMENT") is made as of the 31st day of October, 2003, by and among Hemobiotech, Inc., a Delaware corporation (the "Company"), the investors listed on SCHEDULE I attached. hereto (the "INVESTORS"), and each of the individuals and entities listed on SCHEDULE II attached hereto (the "COMMON HOLDERS"). The Investors and the Common Holders are sometimes collectively referred to herein as the "STOCKHOLDERS."

                                   RECITALS:

         WHEREAS, Ghassan Nino previously held 2,000,000 shares of Class A Common Stock of HemoBioTech, Inc. a Texas corporation ("Hemo-TX") and all of the issued and outstanding Class B Common Stock of Hemo-TX, and held other protective rights with respect to Hemo-TX, including anti-dilution rights and approval rights with respect to certain action to be taken by Hemo-TX;

         WHEREAS, Eyline Nino and other Nino family members (collectively, with Ghassan Nino, the "NINO FAMILY MEMBERS") held shares of Class A Common Stock of Hemo-Tx, and Mrs. Nino held anti-dilution rights with respect to her holdings of Class A Common Stock of Hemo-TX;

         WHEREAS, Ascend Mobility, Inc. a Texas corporation ("ASCEND MOBILITY") held shares of Class A Common Stock of Hemo-TX.

         WHEREAS, in order to facilitate the equity financing of the Company, the Nino Family Members and Ascend Mobility hace (i) caused all of the shares of Hemo-Tx held by the Nino Family Members and Ascend Mobility (other than the 2,000,000 shares of Class A Common Stock of Hemo-TX previously held by Ghassan
Nino) to be contributed to Nino Partners, LLC, a Texas limited liability corporation ("NINO PARTNERS") and (ii) caused Nino Partners to contribute all of the Class A Common Stock and Class B Common Stock of Hemo-TX held by Nino Partners to the Company in exchange for shares of common stock, par value $0.001 per share of the Company (the "COMPANY STOCK"); and

         WHEREAS, the Company wishes to provide the Investors with the opportunity to participate on the terms provided for herein in subsequent sales of the Company's securities by the Company, and the Common Holders and the Investors wish to establish rights to designate directors of the Company.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises, the respective representations, warranties and covenants contained herein and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                    COVENANTS OF THE COVENANTS OF THE COMPANY

         1.1 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 1.1, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of securities convertible into or excercisable for any shares of any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each investor in accordance with the following provisions;

            (a) The Company shall deliver notice to the Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

            (b) Within 10 calendar days after receipt of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock then held by, such Investor (assuming full conversion and exercise of all convertible and exercisable securities) bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) held by all stockholders of the Company.

            (c) If all Shares which Investors are entitled to obtain pursuant to subsection 1.1 (b) are not elected to be obtained as provided in subsection 1.1
(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 1.1 (b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

            (d) The right of first offer in this Section 1.1 shall not be applicable to (i) Common Stock issued pursuant to a split or subdivision of the outstanding shares of Common Stock approved by the Board; (ii) Common Stock issuable or issued to employees, consultants or directors of the Company directly or pursuant to any stock option or equity incentive plan approved by the Board; (iii) securities issued in connection with acquisition transactions;
(iv) securities issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, property or equipment leases or similar transactions; (v) securities issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing and distribution arrangements and (B) licenses, technology transfers and development arrangements; (vi) Common Stock issued upon conversion of preferred stock of the Company ("PREFERRED STOCK"); and (vii) Common Stock issued or issuable in a public offering before or in connection with which all outstanding shares of Preferred Stock will be converted to Common Stock.

            (e) The right of first refusal set forth in this Section 1.1 (i) may not be assigned or transferred, except to a limited partner, general partner, member or an affiliate of an Investor, and (ii) may be waived in writing by Investors holding a majority of the Common Stock then were by all Investors (assuming fully conversion and exercise of all convertible and exercisable securities).

         1.2 TAG ALONG RIGHTS. As a condition to the initial sale by the Company of its Preferred Stock, the Company shall cause the purchasers of such Preferred Stock to grant Investor a Tag Along Right in substantially the form described below.

            (a) If at any time holders of a majority of the Preferred Stock then outstanding (the "CONTROL SELLERS") desire to sell a majority of the Preferred Stock through a single transaction or a series of related transactions to any person (a "PROPOSED TRANSFEREE"), such Control Sellers shall provide each Investor with prior written notice (the "PARTICIPATION NOTICE") at least 10 days prior to the date of consummation of such transaction (the "PROPOSED SALE TRANSACTION") of (i) the number of Shares proposed to be sold by the Control Seller, the type of Shares proposed to be sold by the Control Seller, the price per Share and other terms of the proposed sale, and (ii) the number of Shares which each Investor shall be permitted to sell pursuant to the Tag Along Rights set forth in Section 1.2(b) if exercised in full.

            (b) In the event of a Proposed Sale Transaction, each Investor shall have the option ("TAG-ALONG RIGHTS") to sell to the Proposed Transferee a number of Shares equal to the product of (i) the number of Shares (determined on an as-converted to Common Stock basis) held by such Investor immediately prior to such sale and (ii) a fraction, (A) the numerator of which is the number of Shares (determined on an as-converted to Common Stock basis) that the Control Sellers' elect to sell in the Proposed Sale Transaction, and (B) the denominator of which is the number of Shares (determined on an as-converted to Common Stock basis) held by all Control Sellers immediately prior to such Proposed Sale Transaction. Any such sale by such Investor shall be at the same price and on the same terms and conditions as apply to such sale by the Control Sellers. Investors may exercise their Tag Along Rights by delivering written notice (the "TAG ALONG NOTICE") to the Control Sellers within fifteen days after delivery of the Participation Notice. The delivery of the Tag Along Notice shall constitute an irrevocable commitment to sell such Shares.

         1.3 REGISTRATION RIGHTS. If at any time the Company proposes or determines to register any Common Stock, other than in its initial public offering of Common Stock or pursuant to a registration on Form S-4 or S-8 or any successor forms, in an underwritten offering to the public for cash, the Company will promptly give written notice thereof to Investors and will include in such registration (and any related qualification under state securities laws), and in the underwriting involved therein, all the Common Stock then held and specified by Investors in a written request, received by the Company within (30) days after the mailing of such written notice by the Company; PROVIDED, that if the managing underwriters advise the Company that in their opinion marketing factors require a limitation in the number of securities to be included, the Company will include in such registration (a) first, any Common Stock offered by the Company, and (b) second, if all the Company's Common Stock is included in the registration, the number of shares of Common Stock requested to be included that, in the opinion of such underwriters, can be sold, pro rata among the respective stockholders of the Company on the basis of the amount of Common Stock owned by each such stockholder assuming conversion of all convertible securities and exercise of all warrants and options to purchase shares of Common Stock. The price at which the Investors' Common Stock being registered in such offering shall be equal to the price at which the Company's Common Stock is offered to the public in such registration. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. The Investors shall be required to pay underwriting discounts and commissions, pay incremental expenses of the offering attributable to registration of the Investors' Common Stock, provide indemnification to the Company and the underwriters, provide a lockup agreement, and comply with such other terms and conditions, in each case, only to the extent required of the other stockholders selling Common Stock pursuant to the offering.

         1.4 TERMINATION OF COVENANTS. The covenants set forth in Sections 1.1 and 1.2 shall terminate and be of no further force or effect upon the consummation of the sale of securities pursuant to a registered public offering of the Common Stock (the "FIRST PUBLIC OFFERING"). The covenant set forth in
Section 1.3 shall terminate on the fifth year anniversary of the date of the First Public Offering.

                                   ARTICLE II
                                     VOTING

         2.1 SIZE AND COMPOSITION OF BOARD OF DIRECTORS. The Stockholders agree that in any election of directors of the Company, they shall vote all Shares owned or controlled by them, including all shares which they are entitled to vote under any voting trust, voting agreement or proxy, to elect a Board of Directors initially comprising five (5) directors, designed as follows:

            (a) One (1) director (a "COMMON DIRECTOR") designated by the holders of a majority of the shares of the Common Stock held by the Common Holders, who initially shall be Arthur Bollon, Ph.D.;

            (b) One (1) director (an "INVESTOR DIRECTOR") designated by the Investors, who initially shall be Ghassan Nino;

            (c) Two (2) directors (each a "PREFERRED DIRECTOR") to be designated by holder of a majority of the then outstanding Preferred Stock; and

            (d) One (1) director (an "INDEPENDENT DIRECTOR") designated by the holders of a majority of the shares held by the Common Holders, the Investors and the holders of Preferred Stock (voting as one class on an as converted to Common Stock basis).

         2.2 VACANCIES; REMOVAL. In the event of any vacancy in the Board of Directors, the Stockholders agree to vote all outstanding Shares owned or controlled by them and to otherwise use their best efforts to fill such vacancy so that the Board of Directors of the Company will be comprised of directors designated as provided in Section 2.1. The Stockholders agree to vote all outstanding Shares owned or controlled by them for the removal of a director whenever (but only whenever) there shall be presented to the Board of Directors the written direction that such director be removed, signed by (i) the holders of a majority of the outstanding Shares held by the Common Holders, in the case of a Common Director, (ii) the holders of a majority of the outstanding Shares held by the Investors, in the case of an Investor Director,
(iii) the holders of a majority of the outstanding Shares held by the holders of Preferred Stock, in the case of a Preferred Director, and (iv) the holders of a majority of the outstanding Shares held by the Common Holders, Investor and the holders of Preferred Stock, in the case of an Independent Director.

         2.3 EXPENSE REIMBURSEMENT. The Company shall reimburse each member of the Board of Directors for all reasonable out-of-pocket expenses incurred by such member in connection with his or her attendance at any meeting of the Board of Directors and for any reasonable travel expenses incurred in connection with his or her travel to any such meeting or on behalf of the Company.

         2.4 INDEMNIFICATION AGREEMENTS. As of the date that any director is first elected or appointed to the Company's Board of Directors, the Company shall enter into an indemnification agreement in substantially the form attached as ANNEX A hereto with each director of the Company who is elected or appointed to the Company's Board of Directors.

         2.5 TERMINATION OF VOTING COVENANTS. The rights and obligations of the Stockholders set forth in Article II shall terminate upon the earliest to occur of any of the following events:

            (a) the liquidation, dissolution or indefinite cessation of the business operations of the Company, or a merger, recapitalization, reorganization or sale of all or substantially all of the assets of the Company which will result in the stockholders of record immediately prior to such a transaction not holding more than 50% of the voting power of the surviving, continuing or purchasing entity;

            (b) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company; or

            (c) the consummation of the First Public Offering.

                                   ARTICLE III
                                     GENERAL

         3.1 NOTICES.

            (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by express courier, telegraphed, telexed, sent by facsimile transmission or sent postage prepaid by certified, or registered mail, return receipt requested, or by express mail. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed, or sent by confirmed facsimile transmission or, if mailed, three (3) business days after the date of deposit in the United States mail, as follows:

                  (i) if to the Investors, at the address set forth below such Investor's name on SCHEDULE I hereto.

                  (ii) if to the Company:

                      Hemobiotech, Inc.
                      2110 Research Row
                      Dallas, TX 75235
                      Attn: Chief Executive Officer
                      Fax: (_____)

                  with a copy (which shall not constitute notice) to:

                      Jones Day
                      2727 North Harwood Street
                      Dallas, TX 75201
                      Attn: Stephen L. Fluckiger
                      Fax: (214) 969-5100

                  (iii) if to a Common Holder, to such Common Holder c/o the Company or at the most recent address for such Common Holder set forth in the stock records of the Company.

            (b) Any party may, by not less than ten days notice given in accordance with this Section 3.1 (b) to the other parties, designate another address or person for receipt of notices hereunder. Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

         3.2  SUCCESSORS  AND  ASSIGNS.   This  Agreement  and  the  rights  and
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

         3.3 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason be held to be invalid, illegal or unenforceable, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision had never been contained herein.

         3.4 ENTIRE AGREEMENT, AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. SCHEDULE I and SCHEDULE II hereto may be amended from time to time to reflect additional Shares acquired by the Stockholders or to reflect additional parties to this Agreement without formally amending this Agreement. Except as otherwise provided herein, no waiver, modification or amendment of this Agreement, or approval or consent granted or given in connection with this Agreement, shall be binding unless it is in writing and signed by (i) the Company; (ii) holders of a majority of the Shares held by the Common Holders, and (iii) holders of a majority of the Shares held by the Investors. Any waiver, modification or amendment of this Agreement, or approval or consent granted or given in connection with this Agreement, which is made in accordance with the requirements of this Section 3.4 shall be valid and binding with respect to all Stockholders.

         3.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of law or conflicts of law principles.

         3.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same instrument.

         3.7 SPECIFIC PERFORMANCE. The parties hereto shall have all remedies for breach of this Agreement available to them as provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to any other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief and that, in the event any action or proceeding is brought in equity or to enforce the same, no party will urge, as a defense, that there is an adequate remedy at law.

         3.8 AGGREGATION OF STOCK. All Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement

                            [Signature Pages Follow]

         IN  WITNESS   WHEREOF,   the   undersigned   party  has  executed  this
Stockholders' Agreement as of the date first above written.

                                      COMPANY:

                                      HEMOBIOTECH, INC



                                      By: /s/ Arthur Bollon
                                          -------------------------
                                          Arthur Bollon, Ph.D.
                                          President and Chief Executive Officer

         IN  WITNESS  WHEREOF,   the  undersigned  parties  have  executed  this
Stockholders' Agreement as of the date first above written.

                                      INVESTORS:

                                      NINO PARTNERS, LLC



                                      By: /s/ Ghassan Nino
                                          ------------------------------
                                          Ghassan Nino
                                          Manager

         IN  WITNESS  WHEREOF,   the  undersigned  parties  have  executed  this
Stockholders' Agreement as of the date first above written.

                                      COMMON HOLDERS:



                                      /s/ Arthur Bollon
                                      ---------------------------------
                                      Arthur Bollon, Ph.D.



                                      /s/ Ghassan Nino
                                      ---------------------------------
                                      Ghassan Nino



                                      BIOGRESS LLC


                                      By  /s/ Ghassan Nino
                                          ------------------------------
                                          Ghassan Nino
                                          Managing Partner

                                   SCHEDULE I
                                       TO
                             STOCKHOLDERS' AGREEMENT


----------------------------------------------------------------------
  Name and Address of Investor:               Number of Shares of
                                               Common Stock Held
----------------------------------------------------------------------

  Nino Partners, LLC                               7,250,000
----------------------------------------------------------------------

----------------------------------------------------------------------
  Total Common Shares:                             7,250,000
----------------------------------------------------------------------

                                   SCHEDULE II
                                       TO
                             STOCKHOLDERS' AGREEMENT


----------------------------------------------------------------------
                                                Number of Shares of
Name and Address of Common Holder:               Common Stock Held
----------------------------------------------------------------------
Arthur Bollon, Ph.D.
13227 Cedar Lane                                      1,800,000
Dallas, TX 75234
----------------------------------------------------------------------
Ghassan Nino
15889 Preston Road
Suite 2006                                            2,000,000
Dallas, TX 75284
----------------------------------------------------------------------
Biogress LLC                                            400,000
----------------------------------------------------------------------
Total Common Shares:                                  4,200,000
----------------------------------------------------------------------